CHANTICLEER HOLDINGS

Q3 2017 Quarterly Conference Call

NASDAQ: BURG



little big burger

Just Fresh EAT WELL FEEL GREAT

AMERICAN BURGER CO.

HOOTERS

BGR THE BURGER JOINT

Disclaimer

Forward-Looking Statements

Statements in this presentation that are not descriptions of historical facts are forward-looking statements relating to future events, and as such all forward-looking statements are made pursuant to the Securities Litigation Reform Act of 1995. Statements may contain certain forward-looking statements pertaining to future anticipated or projected plans, performance and developments, as well as other statements relating to future operations and results. Any statements in this presentation that are not statements of historical fact may be considered to be forward-looking statements. Words such as "may," "will," "expect," "believe," "anticipate," "estimate," "intends," "goal," "objective," "seek," "attempt," or variations of these or similar words, identify forward-looking statements. These forward-looking statements by their nature are estimates of future results only and involve substantial risks and uncertainties, including but not limited to risks associated with the uncertainty of future financial results, additional financing requirements, development of new stores, successful completion of the Company's proposed acquisitions and expansion, the impact of competitive products or pricing, technological changes, the effect of economic conditions and other uncertainties detailed from time to time in our reports filed with the Securities and Exchange Commission. There can be no assurance that our actual results will not differ materially from expectations and other factors more fully described in our public filings with the U.S. Securities and Exchange Commission, which can be reviewed at www.sec.gov.

Non-Gaap Measures

Chanticleer Holdings, Inc. prepares its condensed consolidated financial statements in accordance with United States generally accepted accounting principles ("GAAP"). In addition to disclosing financial results prepared in accordance with GAAP, the Company discloses information regarding Adjusted EBITDA and Restaurant EBITDA, which differ from the term EBITDA as it is commonly used. In addition to adjusting net income (loss) from continuing operations to exclude taxes, interest, and depreciation and amortization, Adjusted EBITDA also excludes pre-opening and closing costs for our restaurants, non-cash expenses, transaction and severance related expenses, change in fair value of derivative liability and other income and expenses. In addition, Restaurant EBITDA also excludes management fee income and general and administrative expenses. Adjusted EBITDA and restaurant EBITDA are not measures of performance defined in accordance with GAAP. However, adjusted EBITDA and restaurant EBITDA are used internally in planning and evaluating the company's operating performance and by the Company's creditors. Accordingly, management believes that disclosure of these metrics offers investors, bankers and other stakeholders an additional view of the company's operations that, when coupled with the GAAP results, provides a more complete understanding of the Company's financial results. Adjusted EBITDA and Restaurant EBITDA should not be considered as alternatives to net loss or to net cash used in operating activities as a measure of operating results or of liquidity. It may not be comparable to similarly titled measures used by other companies, and it excludes financial information that some may consider important in evaluating the company's performance. A reconciliation of GAAP net income (loss) to Adjusted EBITDA and Restaurant EBITDA is included in the accompanying financial schedules. For further information, please refer to Chanticleer's Quarterly Report on Form 10-Q filed with the SEC on November 9, 2016, available online at www.sec.gov.

Introduction

- Plan to drive rapid expansion of Little Big Burger
  - Capital-light franchising and partnership models
  - Industry leading store economics and large growth potential
- Evaluating divestitures of non-core assets, closing underperforming stores
  - Improve cash flow, operating margins and reduce debt
- Focus on Domestic Burgers
  - Faster growth, higher margins, high ROI, simple operating model going forward
- Change in Ticker symbol to BURG

Store Count



Systemwide Store Count
(As of June 30, 2017)
LBB
BT
BGR
JF
ABC
Hooters
70
60
50
40
30
20
10
0
2009
2010
2011
2012
2013
2014
2015
2016
Q1 17
Q2 17
Q3 17
1
2
3
6
18
8
5
5
26
13
6
7
62
15
5
7
23
4
8
57
9
9
7
24
8
58
9
9
7
24
9
61
9
9
7
25
11
57
8
9
7
22
11

New Store Growth Accelerating

	2016	2017	By 2020
New Stores:	0	5 - 8*	Double Domestic Burger Store Count*

Opened 3 new Little Big Burger locations (Portland and Charlotte) and 1 new BGR location (DC area) in 2017. Expect 2 additional BGR in fiscal 2017, and 2-3 new LBB stores per quarter in 2018.

Building a robust LBB pipeline for both Company and Franchise growth

* *System-wide – Includes Company and Franchisee locations*

Financial Discussion

Third Quarter Financial Highlights

- Revenue decrease of 2.3% to $10.7 million from $11.0 million
- Cost of sales increased to 34.4%, from 33.1%
  - Higher beef, chicken and distribution costs, expected to improve Q4
- G&A improved to 8.9% from 12.3%
  - *G&A levels have been reduced by 50% in 2 years*
  - *Q3 17 first quarterly period below target of 10%.*
- Operating loss from continuing operations was $1.6 million ($0.6 million excluding non-cash asset impairment charge) compared to $0.5 million.
- Net loss attributable to Common Shareholders of $1.6 million, ($0.63) per share, compared to $0.9 million, ($0.41) per share.
- Restaurant EBITDA of $0.9 million compared to $1.4 million
- Adjusted EBITDA of $58 thousand compared to $183 thousand

Consolidated Q3 2017 Operating Results *($ in Millions)*

	Three Months Ended				
	September 30, 2017		September 30, 2016		
	Amount	% of Revenue*	Amount	% of Revenue*	% Change
Restaurant sales, net	$ 10.5		$ 10.7		-2.4%
Gaming income, net	0.1		0.1		-2.4%
Management fees	0.0		0.0		0.0%
Franchise income	0.1		0.1		-
Total revenue	**$ 10.7**		**$ 11.0**		**-2.3%**
Restaurant cost of sales	3.6	34.4%	3.6	33.1%	1.4%
Restaurant operating expenses	6.1	58.4%	5.9	54.8%	3.9%
Restaurant pre-opening and closing expenses	0.0	0.3%	0.1	1.0%	-
General and administrative	**1.0**	**8.9%**	**1.4**	**12.3%**	**-29.5%**
Asset impairment charge	**0.8**	**7.8%**	**-**	**0.0%**	**-**
Depreciation and amortization	0.6	5.3%	0.6	5.4%	-3.0%
Total expenses	**12.1**	**113.0%**	**11.5**	**104.7%**	**5.5%**
Operating loss from continuing operations	**$ (1.4)**		**$ (0.5)**		
Restaurant EBITDA	**$ 0.9**	**8.1%**	**$ 1.4**	**12.9%**	**-38%**
Adjusted EBITDA	**$ 0.1**	**0.5%**	**$ 0.2**	**1.7%**	**-69%**
EPS from continuing operations	**$ (0.63)**		**$ (0.39)**		**-64%**

Consolidated YTD Q3 2017 Operating Results *($ in Millions)*

	Nine Months Ended						
	September 30, 2017			September 30, 2016			
		Amount	% of Revenue*		Amount	% of Revenue*	% Change
Restaurant sales, net	$	30.7		$	31.1		-1.3%
Gaming income, net		0.3			0.3		4.2%
Management fees		0.1			0.1		0.0%
Franchise income		0.3			0.4		-
Total revenue	$	**31.4**		$	**31.8**		**-1.5%**
Restaurant cost of sales		10.4	33.8%		10.2	33.0%	1.2%
Restaurant operating expenses		17.6	57.6%		17.1	55.2%	3.0%
Restaurant pre-opening and closing expenses		0.1	0.5%		0.1	0.4%	18.3%
General and administrative		**3.4**	10.9%		**4.4**	13.8%	-22.4%
Asset impairment charge		**1.5**	4.7%		-	0.0%	-
Depreciation and amortization		1.8	5.6%		1.7	5.5%	1.7%
Total expenses		**34.8**	**111.1%**		**33.6**	**105.7%**	3.5%
Operating loss from continuing operations	$	**(3.5)**		$	**(1.8)**		
Restaurant EBITDA	$	**3.0**	**9.5%**	$	**4.0**	**12.5%**	**-25%**
Adjusted EBITDA	$	**0.0**	**0.0%**	$	**0.1**	**0.5%**	**-97%**
EPS from continuing operations	$	**(2.10)**		$	**(1.09)**		**-93%**

Cost & EBITDA% Trends



Cost of Goods%
35%
35%
34%
34%
33%
33%
32%
34.5%
33.6%
34.3%
33.1%
32.7%
33.1%
32.8%
33.1%
34.0%
34.4%
Q2 15
Q3 15
Q4 15
Q1 16
Q2 16
Q3 16
Q4 16
Q1 17
Q2 17
Q3 17



G&A %
25%
20%
15%
10%
5%
21.0%
17.8%
15.0%
16.6%
12.8%
12.3%
14.2%
14.0%
10.1%
8.9%
Q2 15
Q3 15
Q4 15
Q1 16
Q2 16
Q3 16
Q4 16
Q1 17
Q2 17
Q3 17



Restaurant EBITDA
15.0%
13.0%
11.0%
9.0%
7.0%
5.0%
7.8%
7.7%
9.9%
9.6%
11.3%
13.4%
13.2%
10.7%
9.3%
11.4%
8.1%
$0.5
$0.7
$0.9
$1.0
$1.1
$1.4
$1.4
$1.1
$0.9
$1.2
$0.9



Adjusted EBITDA
4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
-8.0%
-6.9%
-4.2%
-0.6%
-2.3%
1.8%
2.1%
-1.2%
-2.9%
2.3%
0.5%
-$0.6
-$0.4
-$0.1
-$0.2
$0.2
$0.2
-$0.1
-$0.3
$0.2
$0.1

Balance Sheet

Dollars (in millions)	September 30, 2017	December 31, 2016
Assets		
Cash	$ 0.5	$ 0.3
Property, Plant & Equipment	9.0	11.5
Goodwill & Intangible Assets	18.9	18.9
Other Assets	3.2	2.8
Total Assets	**$ 31.6**	**$ 33.5**
Liabilities		
Accounts Payable & Accrued Expenses	$ 5.4	$ 5.6
Current Maturities of Long-term Debt and Notes Payable	0.8	6.2
Total Current Liabilities	**6.4**	**12.1**
Long-term Debt, Less Current Portion	5.1	0.3
Other Liabilities	7.4	7.4
Total Liabilities	**19.0**	**19.8**
Shares Subject to Repurchase	-	0.3
Stockholders' Equity	12.5	13.4
Total Liabilities & Equity	**$ 31.6**	**$ 33.5**

Example Unit Level Economics

	American Burger		BGR		Little Big Burger	
Est. Revenue per store	$	850,000	$	825,000	$	700,000
Avg Size , sq ft.		2,500		1,800		1,400
Target EBITDA margin		15%		15%		20%
EBITDA per unit	**$**	**127,500**	**$**	**123,750**	**$**	**140,000**
Est. Initial Investment	$	450,000	$	400,000	$	250,000
Est. 15% TI allowance	$	(67,500)	$	(60,000)	$	(37,500)
Est. Net Initial Investment	$	382,500	$	340,000	$	212,500
Est. Cash on Cash return		**33%**		**36%**		**66%**

New Store Performance

	Store A	Store B	Store C
Annualized Revenue	**$ 740,000**	**$ 860,000**	**$ 910,000**
COGS	33%	32%	31%
Operating costs	49%	40%	41%
Restaurant EBTIDA	**18%**	**28%**	**28%**
Approximate Sq Ft	1350	1250	2000
Initial Iinvestment	$ 250,000	$ 250,000	$ 250,000
Current Cash on Cash Return	**54%**	**96%**	**100%**

Note: Results shown are annualized based on 4-8 months performance data and may not be indicative of longer term revenue and profitiabilty trends.

Growth Strategy

Better Burgers – Accelerating Growth & Profitability

- Award-winning regional brands
  - Cult-like following at LBB
  - Broad customer appeal
  - Strong unit level economics – new stores generating strong results

- LBB presents strong growth potential
  - Small, economical, easy to open and manage
  - Superior EBITDA margins and cash on cash returns
  - Strong Franchising and partnership model interest

- Focus on Domestic Burger Business – Simplify, Streamline, Improve Balance Sheet and Drive Operating Margins

Growth Plans

- Franchising
  - Signed multi-unit franchise deal for a minimum of 8 restaurants in Southern California
  - Signed multi-unit franchise deal for a minimum of 3 restaurants in Austin Texas
  - Strong Interest and building pipeline

- Opening company stores in the Oregon. First location on east coast opened in Q4. Seattle planned for early 2018

- Uniquely simple and profitable concept - industry leading unit economics
  - 20% EBITDA Margins

Strategic Plans and Timeline

2012-2015	2015-2016	2017 & 2018
Acquisition Phase	**Integration Phase**	**Profitable Growth**

2012-2015 — Acquisition Phase

- Fast Casual Acquisitions
  - *Little Big Burger*
  - *BGR The Burger Joint*
  - *BT's Burger Joint*
  - *American Burger Co*
  - *Just Fresh*

2015-2016 — Integration Phase

- Integrate Acquired Operations
- Improve Margins and Cash Flow
- G&A Reductions

2017 & 2018 — Profitable Growth

- Accelerate Growth
- Expand Franchising
- Drive Cash Flow
- Close underperforming locations
- Exit non-core business
- Strengthen Balance Sheet

Conclusion

- Execute strategy to drive rapid expansion of Little Big Burger
  - Capital-light franchising and partnership models
  - Industry leading store economics and large growth potential

- Evaluating divestitures of non-core assets, closing underperforming stores to improve cash flow, operating margins and reduce debt

- Focus on Domestic Burgers – Faster growth, higher margins, high ROI, simple operating model going forward

Q&A

Appendix - EBITDA Reconciliation

Chanticleer Holdings, Inc. and Subsidiaries
Reconcilation of Net Loss to EBITDA
(Unaudited)

	Three Months Ended		Nine Months Ended	
	September 30, 2017	September 30, 2016	September 30, 2017	September 30, 2016
Consolidated net loss	**$ (1,726,211)**	**$ (888,291)**	**$ (4,902,324)**	**$ (2,405,108)**
Interest expense	309,538	453,150	1,218,379	1,704,556
Income tax	56,070	52,474	169,398	137,867
Depreciation and amortization	572,798	590,433	1,768,837	1,738,815
EBITDA	**$ (787,805)**	**$ 207,767**	**$ (1,745,709)**	**$ 1,176,130**
Restaurant pre-opening and closing expenses	34,349	110,432	139,545	117,987
Change in fair value of derivative liabilities	-	(102,507)	-	(1,231,608)
(Gain) loss on debt refinancing	-	-	95,310	-
Asset impairment charge	838,928	-	1,472,890	-
Transaction and severence related expenses	10,000	-	92,750	98,399
Other income (expense)	(37,839)	(32,357)	(50,050)	(12,388)
Adjusted EBITDA	**$ 57,634**	**$ 183,334**	**$ 4,737**	**$ 148,520**
General and administrative expenses	942,959	1,351,112	3,340,251	4,302,427
Franchise revenues	(105,823)	(95,542)	(289,626)	(381,481)
Management fee revenue	(24,999)	(25,000)	(74,982)	(75,000)
Restaurant EBITDA	**$ 869,771**	**$ 1,413,905**	**$ 2,980,380**	**$ 3,994,466**


Big

Thank You
NASDAQ: HOTR

CHANTICLEER HOLDINGS

Investor Contact:
Chanticleer Holdings, Inc.
Investor & Media Relations
(704) 366-5122
ir@chanticleerholdings.com